Exhibit 10.7

Twelfth Amended and Restated Rent Supplement

(McAllen Lease)

February 22, 2017

This Twelfth Amended and Restated Rent Supplement (this “Twelfth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on February 22, 2017, to memorialize supplements to the McAllen Lease (as defined below), effective as of January 1, 2017.  Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the McAllen Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Master System Lease Agreement (McAllen System), dated December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, on December 31, 2016 the Parties executed an Eleventh Amended and Restated Rent Supplement (McAllen Lease) effective as of January 1, 2017 (the “Eleventh Amended Supplement”);

WHEREAS, the Incremental CapEx for 2016 was different than expected by the Eleventh Amended Supplement and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the McAllen Lease) and to amend and restate the Eleventh Amended Supplement to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessor and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.The Eleventh Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.The McAllen Lease, except as supplemented by this Twelfth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2010	$ 2,195,000
	2011	$ 504,000
	2012	$ 1,262,963
	2013	$16,391,255
	2014	$46,042,142
	2015	$ 2,431,198
	2016	$ 456,509*
$ 457,892**
	(Total 2016)	$ 914,401***
	2017	$ 4,632,906#
$ 20,859##
	(Total 2017)	$ 4,653,764###

* Represents the “validated” amount of 2016 distribution Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the amount

MCALLEN LEASE

of 2016 distribution Incremental CapEx has been restated to $456,509 with a weighted average in-service date of June 1, 2016.  The amount of 2016 distribution Incremental CapEx included in the Eleventh Amended Supplement was $4,360,495 with an expected weighted average in-service date of September 1, 2016.

** Represents the “validated” aggregate amount of 2016 transmission Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the Parties have restated the aggregate amount of 2016 transmission Incremental CapEx placed in service, consisting of (i) the amount of 2016 transmission Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”); (ii) the amount of 2016 transmission Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”); and (iii) the amount of 2016 transmission Incremental CapEx placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”), together with the  weighted average in-service dates of 2016 transmission Incremental CapEx and the effective dates for the first and second 2016 Regulatory Orders. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The aggregate amount of 2016 transmission Incremental CapEx has been restated to $457,892, with a weighted average in-service date of April 1, 2016.  The aggregate amount of estimated 2016 transmission Incremental CapEx included in the Eleventh Amended Supplement was $8,189, with a weighted average in-service date of April 1, 2016.  The Parties placed in service an aggregate of $171,193 of First 2016 CapEx, which was included in the first 2016 Regulatory Order that became effective on June 13, 2016; an aggregate of $378,745 of Second 2016 CapEx, which was included in the second 2016 Regulatory Order that became effective on September 22, 2016; and an aggregate of $(92,046) of 2016 Stub-Year CapEx, which has not yet been included in a Regulatory Order. The amount of First 2016 CapEx included in the Eleventh Amended Supplement was $0, the amount of Second 2016 CapEx included in the Eleventh Amended Supplement was $8,189 and the amount of 2016 Stub-Year CapEx included in the Eleventh Amended Supplement was $0. As set forth in the Eleventh Amended Supplement, the Parties expected the first 2016 Regulatory Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017.

*** Represents the total validated amount of transmission and distribution Incremental CapEx that the Parties placed in service during 2016.

# Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service during 2017, with an expected weighted average in service date of October 1, 2017. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Eleventh Amended Supplement.

## Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2017. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Eleventh Amended Supplement.   Of the 2017 Incremental CapEx, $0 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 CapEx”), an aggregate of $20,859 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Second 2017 CapEx”), and $0 is expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year CapEx”) and to be included in the first 2018 Regulatory Order.  The Parties expect the First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx, collectively, to have a weighted average in-service date of April 1, 2017.  The Parties expect the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018, and the first 2018 Regulatory Order to be effective on June 1, 2018.  The Parties agree that any Rent Validation (within the meaning of the McAllen Lease) with respect to First 2017 CapEx, Second 2017 CapEx, or 2017 Stub-Year CapEx will use the actual effective dates of

McAllen Lease

the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the McAllen Lease.

### Represents the total amount of transmission and distribution Incremental CapEx that the Parties expect to be placed in service during 2017.

Lessee CapEx:
	2010	$666,488
	2011	$121,897
	2012	$263,733
	2013	$ 68,303
	2014	$ 89,405
	2015	$168,289
	2016	$ 0
	2017	$ 0

Base Rent:
	2010	$ 5,260,447
	2011	$ 5,453,529
	2012	$ 5,521,881
	2013	$ 6,566,290
	2014	$ 8,445,964
	2015	$11,818,692
	2016	$11,860,813#
	2017	$11,415,459##
	2018	$11,238,792###
	2019	$11,024,892

# Represents the “validated” amount of 2016 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the amount of 2016 Base Rent has been restated.  The amount of 2016 Base Rent included in the Eleventh Amended Supplement was $11,931,782, comprised of 2016 Base Rent payments of (i) $994,302 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016); (ii) $994,302 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which was 30 days after the expected approval of Lessee’s first 2016 Regulatory Order; and (iii) $994,382 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which was 30 days after the expected approval of Lessee’s second 2016 Regulatory Order.  The first 2016 Regulatory Order and the second 2016 Regulatory Order were effective June 13, 2016, and September 22, 2016, respectively.  Lessor owes Lessee $70,969 (the difference between the amount set forth as Base Rent above and the aggregate amount of monthly Base Rent set forth in this footnote), in validated Base Rent, and will make the validation payment set forth under “Validation Payment” below within 30 days of the date hereof.

McAllen Lease

## Lessee will make a monthly 2017 Base Rent payment of $951,288 on the 15th day of each month beginning on March 15, 2017 through June 15, 2017 (with respect to January 2017 through April 2017).  Lessee will then make a 2017 Base Rent payment of $951,288 on the 15th day of each month beginning on July 15, 2017 through February 15, 2018 (with respect to May 2017 through December 2017), with the increase in monthly Base Rent reflecting 2016 Stub-Year CapEx and commencing May 1, 2017, which is the expected date of the approval of Lessee’s first 2017 Regulatory Order.

### Lessee will make a monthly 2018 Base Rent payment of $936,407 on the 15th day of each month beginning on March 15, 2018 through April 15, 2018 (with respect to January 2018 and February 2018).  Lessee will make a monthly 2018 Base Rent payment of $936,598 on the 15th day of each month beginning on May 15, 2018 through July 15, 2018 (with respect to March 2018 through May 2018), with the increase in monthly Base Rent reflecting Second 2017 CapEx and commencing March 1, 2018, which is 30 days after the expected approval of Lessee’s second 2017 Regulatory Order.  Lessee will then make a 2018 Base Rent payment of $936,598 on the 15th day of each month beginning on August 15, 2018 through February 15, 2019 (with respect to June 2018 through December 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and commencing June 1, 2018, which is the expected date of the approval of Lessee’s first 2018 Regulatory Order.

Percentage Rent Percentages:
	2010	36.993%
	2011	36.972%
	2012	36.923%
	2013	37.0%
	2014	36.9%
	2015	37.2%
	2016	32.1% #
	2017	31.1%
	2018	29.2%
	2019	28.9%

# Represents the “validated” percentage applicable to 2016 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease and, as part of this Rent Validation, the 2016 percentage has been restated.  The 2016 percentage included in the Eleventh Amended Supplement was 32.1% (i.e., even though the percentage has not changed it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent
Breakpoints:
	2010	$ 5,260,447
	2011	$ 5,453,529
	2012	$ 5,521,881
	2013	$ 6,566,290
	2014	$ 8,445,964
	2015	$11,818,692
	2016	$12,616,219#
	2017	$12,194,550*
	2018	$12,049,792**
	2019	$11,868,892

# Represents the “validated” 2016 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the 2016

McAllen Lease

Annual Percentage Rent Breakpoint has been restated.  The 2016 Annual Percentage Rent Breakpoint included in the Eleventh Amended Supplement was $12,681,862.

* The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 CapEx and Second 2017 CapEx.

** The 2018 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order, the second 2017 Regulatory Order, and the first 2018 Regulatory Order, as well as the amount of First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx.

Revenues Attributable to
Lessee CapEx:

	2010	$ 60,546
	2011	$249,481
	2012	$289,945
	2013	$345,693
	2014	$355,744
	2015	$360,527
	2016	$206,130
	2017	$ 97,925
	2018	$ 73,431
	2019	$ 45,266

Validation Payment:  As a result of the validation described above, pursuant to Section 3.2(c) of the McAllen Lease, Lessor will pay Lessee $48,176, within 30 days following execution hereof, of which $70,969 is attributable to validated Base Rent and $(22,793) is attributable to the validation of Percentage Rent.

ERCOT Transmission Rate

Allocation:	before June 20, 2013: 100%
between June 20 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25, 2014 and May 1, 2014: 8.2%
between May 1, 2014 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0%
Between April 1, 2015 and October 31, 2015: 11.9%
between November 1, 2015 and June 13, 2016: 10.6%
between June 14, 2016 and September 22, 2016: 9.8%
between September 23, 2016 and April 30, 2017: 8.5%
between May 1, 2017 and February 28, 2018: 7.9%
starting March 1, 2018: 7.2%

Term of Rent Supplement:  Expires 12/31/19

McAllen Lease

The Parties have executed this Twelfth Amended Supplement to the McAllen Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

McAllen Lease